UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2021 (October 20, 2021)

Gray Television, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 20, 2021, Gray Television, Inc. (the “Company”) issued a press release (the “Press Release”) that disclosed, among other things, updates to certain previously announced guidance for the third quarter of 2021. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

Beginning on October 20, 2021, the Company intends to meet with and make presentations to prospective lenders in connection with proposed additional revolving and term loans pursuant to an amended senior credit facility, the aggregate proceeds of which the Company intends to use, along with other funds, to complete the Company’s pending merger with Meredith Corporation (“Meredith”), pursuant to which Gray will acquire Meredith’s local media group (“LMG RemainCo”), immediately after and subject to Meredith’s spin-off of its national media group to its shareholders. In these presentations, the Company expects to include certain business and financial information relating to LMG RemainCo’s historical results of operations and financial condition, and the Company’s historical and expected results of operations and financial condition (after giving effect to the pending merger with LMG RemainCo and other completed or pending transactions). A copy of the slides that the Company will use in connection with such meetings and presentations is furnished as Exhibit 99.2 hereto and incorporated herein by this reference.

The Company is also furnishing herewith LMG RemainCo’s audited combined financial statements (in each case, prepared on a carve-out basis that eliminates the results of operations, assets and liabilities of the entities that are not being retained by Meredith and, as a result, are not being acquired by Gray) as of and for the fiscal years ended June 30, 2021 and 2020 (with independent auditors’ report thereon). The foregoing financial statements of LMG RemainCo are furnished hereto as Exhibit 99.3 and are incorporated herein by this reference.

The Company’s senior credit facility currently consists of a revolving credit facility and two term loans.

The Press Release attached hereto as Exhibit 99.1 is incorporated into this Item 7.01 by reference. The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release issued by Gray Television, Inc., on October 20, 2021

99.2	Prospective Lender Meeting Slides

99.3	LMG RemainCo audited combined financial statements as of and for the fiscal years ended June 30, 2021 and 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

October 20, 2021	By:	/s/ James C. Ryan
		Name:	James C. Ryan
		Title:	Executive Vice President and Chief Financial Officer